EXHIBIT 14

                    MID PENN BANCORP, INC. AND MID PENN BANK
                    DIRECTORS, SENIOR MANAGEMENT AND EMPLOYEE
                                 CODE OF ETHICS


Board Approved:   June 25, 2003

Last Revision Date:        February 22, 2006

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         The Directors, the CEO, the CFO, the employees and individuals designated as "Insiders" in Mid Penn Bancorp, Inc. and Mid Penn Bank (the "Company") hold an important and elevated role in corporate governance. They are vested with both the responsibility and authority to protect and preserve the interests of all of the Company's constituents, including shareholders, customers and citizens of the communities in which we conduct business. The maintenance of extremely high standards of honest, ethical and impartial conduct is essential to assure the proper performance of the Company's business and the maintenance of the public's trust. This Code of Ethics prescribes the policies and procedures to be employed and enforced in the Company's operations.

     o It is your responsibility to comply with the law and behave in an ethical manner. This responsibility cannot be delegated or assumed by the Company.

     o This Code cannot anticipate every possible situation or cover every topic in detail. From time-to-time the Company may establish compliance programs to address specific subjects or you may find certain topics also covered in the Employee Reference Handbook. If you are unclear about a situation, seek guidance before taking action.

     o The standards in this Code do not necessarily take into account all legal requirements. Where more restrictive local laws or requirements exist, those take precedence.

     o You must comply with all applicable governmental laws, rules and regulations. Failure to obey laws and regulations violates this Code and may expose both you and the Company to criminal or civil prosecution. Any violation of this Code or other compliance programs may result in corrective action, up to and including termination. The Company may also seek civil remedies from you and even refer criminal misconduct to law enforcement agencies.

     o You are responsible for reporting suspected violations of this Code to Beverly S. Hand, our Corporate Compliance Officer, or by following the procedures in the Whistleblower Policy located in the Company's Employee Reference Handbook.

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     o            If you have a question about a topic covered in this Code, please review Mid Penn's Employee Reference Handbook. If you still have a concern regarding any unethical or illegal conduct, please contact Beverly S. Hand, our Corporate Compliance Officer, or follow the guidelines in the "Whistleblower" section of the Company's Employee Reference Handbook.

Conflicts of Interest

         A "conflict of interest" exists any time you face a choice between what is in your personal interest (financial or otherwise) and the interest of the Company. These situations are not always easy to avoid. When a conflict of interest arises, it is important that you act with great care to avoid even the appearance that your actions were not in the best interest of the Company. If you find yourself in a position where your objectivity may be questioned because of individual interest or family or personal relationships, notify Beverly S. Hand, our Corporate Compliance Officer, immediately.

Ownership Interests

         Board of Directors approval is required for the Company to do business with a company in which a member of the Board of Directors, an officer, an employee or a family member of a director, officer or employee owns - directly or indirectly - an interest. Any loan requests by executive officers and directors will need final approval by the Board of Directors and must be in compliance with Regulation O.

Gifts, Meals, Services and Entertainment

         You should not request or accept anything that might be used as a means to influence, or even appear to influence, you against the Company's best interests. Personal gifts should not be accepted other than those considered common business courtesies and for which you would reasonably expect to give something similar in return in the normal course of business.

Safeguarding Company Assets/Accuracy of Books and Records

         The Company maintains internal controls to provide direction on protecting Company assets and financial accountability. The controls are based upon the following principles.

Do not:

   o Make personal use of Company assets that creates any additional costs for the Company, interferes with work duties or violates any Company policies;

   o     Allow Company property to be used to help carry out illegal acts;

   o     Manipulate financial accounts, records or reports for personal gain;

   o Maintain off-the-book accounts to facilitate questionable or illegal payments; or

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   o        Violate any law or regulation.

Do:

   o Ensure effective internal controls and procedures are designed and implemented;

   o        Prepare project budget proposals with accurate information;

   o Maintain books, accounts and records according to generally accepted accounting principles, using enough detail to reflect accurately and fairly Company transactions;

   o Record transactions in a timely manner, so that no misleading financial information is created. (These transactions include, but are not limited to, income, expense, indebtedness, obligation, reserves and acquisition or disposition of assets, etc.); and

   o Give full, fair, accurate, timely, and understandable disclosure in any and all periodic reports filed with the Securities Exchange Commission and other public communications made by the Company.

   o All employees, officers and directors are required to respond honestly and candidly when dealing with the bank's independent and internal auditors, regulators and attorneys.

Safeguarding Confidential Information

         Trade secrets and other proprietary information of the Company and its customers and suppliers, employee data, information about the Company's customers and suppliers, and all other non-public information that might be of use to the Company's competitors or harmful to the Company or its customers, if disclosed, is confidential information. Confidential information should be protected by all Covered Persons and, except to the extent legally required or specifically authorized by an appropriate representative of the Company, should not be disclosed to persons inside or outside the Company who do not have a legitimate, work-related need to know such information. The loss of this information through inadvertent or improper disclosure could be harmful to the Company and its customers and suppliers.

Insider Trading

         Insider trading is a crime that can carry severe penalties. If you know material, confidential information about the Company or any company with whom we have a business relationship and you trade Company securities, such as stocks or bonds, while in possession of that information or tell others about it before it is made public, you may have violated the insider trading laws. Please review the Insider Trading Policy and the Employee Handbook for details on our insider trading policy.

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         Material information is the type of news that would affect a reasonable investor's decision on whether or not to invest in the Company's stock. Examples include plans to issue securities, sharp changes in earnings patterns, changes in dividend rates, changes in key management personnel, mergers, acquisitions, and important regulatory actions affecting the Company. This policy forbids you from trading not only in Company stock, but also in stock of our suppliers, customers or other companies with whom we have a business relationship, while in possession of material inside information, learned in the course of your employment at our Company.

         We encourage all members of the Board of Directors, officers and employees to invest in our stock. However, if you have access to any information not readily available to the public, you must be very careful when trading stock to be sure you have not traded while in possession of material non-public information. When you have such information:

     o Do not tell anyone not authorized to have the information. A casual remark to a friend may find its way to a broker and eventually to the entire financial community thereby requiring the Company to make a premature or unplanned public announcement. This "tipping" may be illegal and damaging to the Company.

     o In compliance with the Sarbanes-Oxley Act of 2002, do not trade and trading is prohibited in the Company's stock (or that of an applicable outside company) until the news has been made public for at least two full business days. Circumstances suggesting the possibility of insider trading may result in an investigation by governmental authorities of the Company and stockbroker records of stock trading transactions. This investigation could damage our Company's reputation and result in liability or penalties, including criminal charges and fines against the individual.

     o This policy against insider trading also covers transfers into and out of the Company stock or savings plans and changes in patterns involving purchases of our stock within the plans. However, generally, regular scheduled purchases of the Company stock within plans are not prohibited.

If you are planning to effect a transaction in our securities, you must contact Beverly S. Hand, our Corporate Compliance Officer, in advance.

Bribery, Kickbacks and Other Improper Payments

         The Company, our Board of Directors, officers and employees must maintain high ethical and professional standards in all dealings.

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     o            Do not directly or indirectly promise, offer or make payment in money or anything of value to anyone, including a government official, agent or employee of a government, political party, labor organization or business entity or a candidate of a political party, with the intent to induce favorable business treatment or to improperly affect business or governmental decisions.

     o Our Code does not take into account all local legal requirements. Where more restrictive local laws exist, those take precedence. In general, the Company does not consider ordinary and reasonable business entertainment or gifts of insubstantial value that are customary and legal in the local market to be improper.

     o Document any entertainment of and gifts to customers and potential customers.

     o Loans are not made by the Company to its Board members, officers or employees. Loans may be made by our banking subsidiaries and will comply with all federal and state laws, statutes and regulations.

     o Do not solicit for yourself or for a third party (other than the Company itself) anything of value from anyone in return for any business, service or confidential information of the Company.

     o Do not accept anything of value (other than bona fide salary, wages and fees referred to in 18 U.S.C. 215(c)) from anyone in connection with the business of the Company, either before or after a transaction is discussed or consummated.

Reporting Standards

         Full, fair, accurate, and timely reporting of all financial matters is a high priority. Periodic reports to the SEC and other regulatory entities must be comprehensive, timely, and accurate. Any discrepancies or shortcomings discovered through the reporting process must immediately be brought to the attention of senior management, and where appropriate, the Audit Committee and Board of Directors. In the event you feel that your reporting of these issues is not adequately resolving the issue, you should follow the procedures described in the Whistleblower Policy as contained in the Company's Employee Reference Handbook.



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                                 ACKNOWLEDGEMENT

         I, the undersigned, hereby acknowledge that I have received a copy of the Mid Penn Bancorp, Inc. and Mid Penn Bank Code of Ethics, as revised February 22, 2006. I further certify that I have reviewed the Code of Ethics, and that I understand its provisions and what they require of me. I understand that a violation of this Code of Ethics may result in the termination of my employment and/or a request to resign.



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